SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 25, 2002


                             FIRST SCIENTIFIC, INC.
             (Exact name of registrant as specified in this Charter)


         Delaware                       0-24378               33-0611745
         --------                       -------               ----------
(State or other jurisdiction     (Commission File Number)    (IRS Employer
  of incorporation)                                          Identification No.)


1877 West 2800 South, Suite 200, Ogden, Utah                84401
 (Address of principal executive offices)                   (Zip Code)


       Registrant's Telephone Number, Including Area Code: (801) 393-5781







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ITEM 5.  OTHER MATTERS

Effective February 25, 2002, Randall L. Hales resigned as Chairman and a member of the board of directors of First Scientific, Inc. (the "Company").

Effective February 27, 2002, Frank J. Wilich Jr. resigned as a director of the Company.

E. Todd Heiner has assumed the responsibilities as Chairman of the Board.

Neither Mr. Hales nor Mr. Wilich resigned because of a disagreement with the Company, nor did either request that any disagreement be disclosed in this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements.

         None.

(b)    Pro forma financial information

         None.

(c) Exhibits. The following exhibits are incorporated herein by this reference:

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FIRST SCIENTIFIC, INC.
(Registrant)



By:  /s/ E. Todd Heiner
         E. Todd Heiner
         Chairman


Date: 3/7/02